UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22562

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington, DE 19808

United States

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)	Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

1

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

Annual Report

2025

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY, 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

620 S. Tryon Street

Suite 1000

Charlotte, NC 28202

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-PORT PART F

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2025 Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Itzbell Branca

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Tax Officer

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a de facto diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2025 Annual Report

Dear Fellow Shareholders,

We present the 2025 Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credit. Utilizing the Group’s unparalleled expertise, deep resources and time-tested process, we believe we can provide investors with an attractive level of current income as well compelling total return opportunities across the global high yield market, despite uncertainty in the broader macroeconomic, geopolitical, and technological landscape.

The Fund’s strategy focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographic weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. Markets remain dynamic, and Barings’ global capabilities on the ground in major markets allow for us to be nimble in these times and take advantage of unique opportunities as they arise. In addition, the strategy focuses closely on limiting the duration of the Fund, while maintaining what we consider to be a reasonable amount of leverage.

Market Review

High yield bonds generated mid-to-high single digits returns, outperforming most other subsectors within global fixed income markets in 2025, due to a combination of tightening spreads and declining front-end interest rates. Volatility was muted overall with the exception of tariff-induced selling in April, allowing bond market spreads to tighten and loan prices to migrate towards par. Corporate fundamentals in both the U.S. and Europe remained stable and corporate earnings solid, benefitting from a strong high-end US consumer as well as robust corporate capital expenditure associated with the development of AI infrastructure.

Credit spreads in the U.S. peaked above 450 bps in the second quarter before quickly retracing as the most severe tariff announcements were walked back by policymakers. Triple-C rated bonds underperformed double-B and single-B rated assets as lower-rated issuers that missed earnings, had near-term maturities, or liquidity concerns saw trading levels decline materially. Yields closed at 6.70%, 85 bps lower than prior year-end levels. All sectors generated positive absolute returns, led by Telecommunications and Healthcare, led in part by AI-related tailwinds and continued margin expansion, respectively. New issuance of $332 billion increased from the prior two years, however the market remained in balance as the majority of supply was for refinancing purposes. The option-adjusted spread for the European market tightened 51 bps to close at 278 bps, while yield-to-worst fell 60 bps to 5.24%. New issue activity totaled €136 billion for the year.

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended December 2025 with a portfolio of 170 issuers, slightly below prior year-end levels of 185. From a regional perspective, exposure changed slightly from the prior year-end, with exposure to the United States decreasing to 81.7% from 82.6%; the United Kingdom remains the second largest exposure despite declining to 3.6% (See Country Composition chart below). The Fund’s exposure to Rest of World issuers, whose country of risk is outside of the U.S. and Europe but fit within the Fund’s developed market focus, increased from the previous year-end to 2.5% from 2.0%. The Fund’s primary exposure continues to be in the North American market, which features the most robust opportunity set across fixed income markets.

As of December 31, 2025, the Fund’s positioning across the credit quality spectrum was as follows: 23.4% double-B rated and above, 48.6% single-B rated, and 23.8% triple-C rated and below, with approximately 59% of the portfolio consisting of secured obligations. Compared to the end of the prior period, the Fund’s exposure to single-B rated credits increased, funded by slight declines in double-B and triple-C rated bonds. Non-publicly rated securities represented 2.2%.

The distribution per share was constant through the period at $0.1223 per share. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $15.01 and $15.09, respectively, or at a 0.53% discount to NAV. Based on the Fund’s share price and NAV on December 31, 2025, the Fund’s market price and NAV distribution rates—using the most recent monthly dividend, on an annualized basis—were 9.78% and 9.73%, respectively. Assets acquired through leverage, which represented 30.8% of the Fund’s total assets at the end of December, were accretive to net investment income and benefited shareholders.

Barings Global Short Duration High Yield Fund 2025 Annual Report

For fiscal year 2025, the NAV total return for the Fund was 6.99%, underperforming the global high yield bond market, as measured by the ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC), which returned 8.22% on a hedged to the U.S. dollar basis. From a market value perspective, the total return year-to-date through December 31, 2025 was 8.59%. The Fund’s floating rate exposure through allocations to senior secured loans detracted from total returns, as fixed rate bond outperformed in the period. Floating rate exposure within collateralized loan obligations was additive, continued to benefit in the high-income capture in the current interest rate environment.

Market Outlook

Elevated coupon income within leveraged finance markets remains appealing, with incremental returns supported by idiosyncratic catalyst-driven ideas. The macroeconomic backdrop is supportive for credit, aided by tailwinds of easing monetary and fiscal policy combined with deregulation. Increased volatility spurred by AI-driven disruption, geopolitics, or other unforeseen factors is likely to persist into 2026, posing challenges to investors but also creating opportunities within capital structures of certain more resilient companies. Strong demand for the asset class at current yield levels combined with an undersupplied market are likely to persist into the new year, although sizable M&A transactions already announced may weaken this technical throughout the year. Outside of certain sectors such as chemicals and software, the market is pricing minimal distress, with default expectations for 2025 near levels of recent years.

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can change quickly and unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research, with the goal of preserving investor capital while seeking to generate income and capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing despite the recent economic challenges, and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, administrator fees and interest expenses.

Barings Global Short Duration High Yield Fund 2025 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets MV. As of December 31, 2025.

COUNTRY COMPOSITION (% OF ASSETS*)

Sweden
1.5%
Spain
1.5%
Italy
1.7%
Panama
1.1%
Zambia
0.7%
Germany
1.9%
Canada
1.9%
France
2.6%
United Kingdom
5.11%
United States
80.7%

*	The percentages shown above represent a percentage of the assets MV. As of December 31, 2025.

Barings Global Short Duration High Yield Fund 2025 Annual Report

AVERAGE ANNUAL RETURNS DECEMBER 31, 2025	1 YEAR	5 YEAR	10 YEAR
Barings Global Short Duration High Yield Fund (BGH)	8.59%	10.07%	9.25%
ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC)	8.22%	4.60%	6.39%

Data for Barings Global Short Duration High Yield Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See the Fund’s Financial Highlights within this report for total investment return based on market value). Past performance is no guarantee of future results.

ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC) contains all securities in the ICE Bank of America Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Barings Global Short Duration High Yield Fund 2025 Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2025 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2025

Assets
Investments, at fair value (cost $442,186,150)	$426,767,375
Cash and cash equivalents	5,782,740
Foreign currency, at fair value (cost $3,959,014)	3,960,322
Interest receivable	9,742,959
Prepaid expenses and other assets	159,053
Unrealized appreciation on forward foreign exchange contracts	20,839

Total assets	446,433,288

Liabilities
Credit facility	137,500,000
Payable for investments purchased	1,504,483
Dividend payable	2,456,079
Accrued expenses and other liabilities	844,017
Excise tax payable on undistributed income	730,050
Payable to adviser	319,345
Unrealized depreciation on forward foreign exchange contracts	63,903

Total liabilities	143,417,877

Total net assets	$303,015,411

Net assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	464,313,238
Total accumulated loss	(161,298,028)

Total net assets	$303,015,411

Common shares issued and outstanding (unlimited shares authorized)	20,082,411

Net asset value per share	$15.09

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2025

Investment Income
Interest income	$40,424,129
Other income	48,471

Total investment income	40,472,600

Operating Expenses
Interest expense	6,559,035
Advisory fees	3,784,054
Professional fees	414,678
Accounting and administration fees	366,757
Trustee fees	223,666
Other operating expenses	213,211
Excise tax on undistributed income	730,547

Total expenses	12,291,948

Net expenses	12,291,948

Net investment income	28,180,652

Realized gains (losses) and unrealized appreciation/depreciation on investments and foreign currency related transactions
Net realized gain on investments	3,609,796
Net realized loss on forward foreign exchange contracts	(5,864,534)
Net realized gain on foreign currency related transactions	480,067

Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(1,774,671)

Net change in unrealized appreciation/depreciation on investments	(5,443,567)
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	(973,485)
Net change in unrealized appreciation/depreciation on foreign currency transactions	98,617

Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency transactions	(6,318,435)

Net realized loss and unrealized appreciation/depreciation on investments and foreign currency transactions	(8,093,106)

Net increase in net assets resulting from operations	$20,087,546

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2025

Cash flows from operating activities
Net increase in net assets resulting from operations	$20,087,546
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(223,016,054)
Proceeds from sales and paydowns of long-term investments	242,489,756
Net change in unrealized appreciation/depreciation on investments	5,443,567
Net change in unrealized depreciation on foreign currency transactions	(98,617)
Net realized gain on investments	(3,609,796)
Net realized loss on forward foreign exchange contracts	5,864,534
Net realized gain on foreign currency related transactions	(480,067)
Payment in-kind interest	(1,841,283)
Amortization and accretion	(1,315,548)
Payments for forward foreign exchange contracts	(10,136,571)
Proceeds from forward foreign exchange contracts	4,272,037
Net change in unrealized appreciation/depreciation on forward foreign exchange contracts	973,486
Changes in assets and liabilities:
Increase in interest receivable	(837,486)
Decrease in prepaid expenses and other assets	15,631
Decrease in payable to Adviser	(10,850)
Increase in excise tax payable on undistributed income	(287,492)
Increase in accrued expenses and other liabilities	36,414

Net cash provided by operating activities	37,549,207

Cash flows from financing activities
Advances from credit facility	33,000,000
Repayments on credit facility	(40,000,000)
Distributions paid to common shareholders	(34,288,526)
Receipt for shares issued on reinvestment of dividends	282,737

Net cash used in financing activities	(41,005,789)

Net change in cash	(3,456,582)
Cash and cash equivalents (including foreign currency), beginning of year	13,199,644

Cash and cash equivalents (including foreign currency), end of year	$9,743,062

Supplemental disclosure of cash flow information
Excise taxes paid	$1,017,542
Interest paid	6,650,276

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2025	YEAR ENDED DECEMBER 31, 2024

Operations
Net investment income	$28,180,652	$29,224,714
Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(1,774,671)	(11,514,944)
Net change in unrealized appreciation/depreciation on investments, forward foreign exchange contracts and foreign currency translation	(6,318,435)	24,351,349

Net increase in net assets resulting from operations	20,087,546	42,061,119

Distributions to common shareholders
From distributable earnings	(34,290,739)	(30,108,508)

Total Distributions to common shareholders	(34,290,739)	(30,108,508)

Capital Stock Transactions
Issuance from common shares issued on reinvestment	282,737	–

Net increase in net assets from capital stock transactions	282,737	–

Total increase (decrease) in net assets	(13,920,456)	11,952,611

Net assets
Beginning of year	316,935,867	304,983,256

End of year	$303,015,411	$316,935,867

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

FINANCIAL HIGHLIGHTS

	YEAR ENDED DECEMBER 31, 2025	YEAR ENDED DECEMBER 31, 2024	YEAR ENDED DECEMBER 31, 2023	YEAR ENDED DECEMBER 31, 2022		YEAR ENDED DECEMBER 31, 2021

Per Common Share Data
Net asset value, beginning of year	$15.80	$15.20	$14.26	$17.88		$16.68
Income from investment operations:
Net investment income	1.18	1.59	1.49	1.46		1.72
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency transactions	(0.18)	0.51	0.88	(3.81)		0.75

Total increase (decrease) from investment operations	1.00	2.10	2.37	(2.35)		2.47

Less distributions to common stockholders:
Net investment income	(1.71)	(1.50)	(1.43)	(1.27)		(1.27)

Total distributions to common stockholders	(1.71)	(1.50)	(1.43)	(1.27)		(1.27)

Net asset value, end of year	$15.09	$15.80	$15.20	$14.26		$17.88

Per common share market value, end of year	$15.01	$15.44	$13.44	$12.68		$17.34

Total investment return based on net asset value (1)	6.99%	14.92%	19.23%	(12.88)%		15.71%

Total investment return based on market value (1)	8.59%	27.01%	18.09%	(19.98)%		23.97%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$303,015	$316,936	$304,983	$286,042		$358,672
Ratio of expenses (before reductions and reimbursements) to average net assets	3.92%	4.06%	3.95%	2.73	% (2)	2.17	% (2)
Ratio of expenses (after reductions and reimbursements) to average net assets	3.93%	4.08%	3.95%	2.60%		1.95%
Ratio of net investment income (before reductions and reimbursements) to average net assets	8.98%	9.20%	9.98%	9.17	% (2)	8.54	% (2)
Ratio of net investment income (after reductions and reimbursements) to average net assets	8.98%	9.20%	9.98%	9.31%		8.76%
Portfolio turnover rate	53.99%	70.34%	49.94%	34.04%		52.08%

(1)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(2)	Effective August 6, 2020 the Adviser began waiving a portion of it’s management and other fees equal to an annual rate of 0.150% of the Fund’s managed assets. The waiver expired on August 31, 2022 (see Note 3).

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2025

			SHARES	COST	FAIR VALUE
Equities* — 0.05%:

Common Stocks — 0.05%:
Cohesity Series G Preferred¤			3,755	$58,936	$88,243
Cohesity Series G-1 Preferred¤			2,595	40,730	59,685
Flint Group Ordinary A Shares Stapled to 2L¤+			1,395,572	149	0
ESC CB 144A High Ridge¤			2,982	0	0
Travelex Private Equity Stapled to 12.5% New Money Notes¤+			16,764	1	0
Naviera Armas¤+			14,621,136	0	0

Total Common Stocks			16,042,804	99,816	147,928

Warrant — 0.00%:
Travelex Topco Limited+			2,218	0	0

Total Warrant			2,218	0	0

Total Equities			16,045,022	99,816	147,928

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 140.79%:

Asset-Backed Securities — 8.32%:

CDO/CLO — 8.32%:
610 FDG 2016-2R CLO LTD, 3M SOFR + 7.510%+~^#	11.40%	1/20/2034	$1,550,000	$1,534,190	$1,550,062
Anchorage Capital CLO LTD, 3M SOFR + 7.000%^~#	10.88	1/20/2035	1,000,000	1,000,000	970,950
Ares CLO LTD, 3M SOFR + 6.750%+^~#	10.61	10/28/2034	1,700,000	1,700,000	1,700,718
Ares Management LLC, 3M SOFR + 5.500%+^~#	9.27	10/24/2036	2,000,000	2,000,000	2,000,820
Bain CAP CR CLO 2020-2R LTD, 3M SOFR + 6.610%+~^#	10.76	7/19/2034	1,000,000	990,000	966,073
Canyon Capital, 3M SOFR + 4.75%+^~#	8.65	4/15/2038	1,175,000	1,175,000	1,132,939
Canyon Capital, 3M SOFR + 6.000+^~#	9.90	10/15/2034	1,000,000	1,000,000	973,752
CIFC Funding 2020-1 LTD, 3M SOFR + 6.250%+~^#	10.42	7/15/2036	1,900,000	1,900,000	1,900,737
KKR Financial CLO LTD 2017-20, 3M SOFR + 5.500%+~^#	9.66	10/16/2030	1,500,000	1,500,000	1,493,670
KKR Financial CLO LTD 34-2, 3M SOFR + 6.850%+~^#	11.02	7/15/2034	2,000,000	1,980,000	1,960,266
Madison Park Funding LTD XXXV 2019-35R E-R, 3M SOFR + 6.100%+~^#	10.25	4/20/2032	1,400,000	1,400,000	1,400,011
Octagon 2021-57 LTD, 3M SOFR + 6.600%+~^#	10.77	10/15/2034	1,500,000	1,500,000	1,449,126
Palmer Square Capital Management LLC, 3M SOFR + 4.700%+^~#	8.66	10/20/2038	2,000,000	2,000,000	2,006,070

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Sixth Street CLO LTD, 3M SOFR + 5.000%+^~#	9.32%	7/17/2038	$1,500,000	$1,500,000	$1,509,615
Sound Point CLO XVIII 2018-18D, 3M SOFR + 5.500%+~^#	9.65	1/21/2031	2,000,000	2,000,000	1,276,548
Symphony Asset Management LLC, 3M SOFR + 5.400%+^~#	9.69	7/20/2038	1,000,000	1,000,000	1,004,714
Wind River 2017-1A ER, 3M SOFR + 7.060%+~^#	11.21	4/18/2036	2,000,000	1,960,000	1,923,472

Total CDO/CLO			26,225,000	26,139,190	25,219,543

Total Asset-Backed Securities			26,225,000	26,139,190	25,219,543

Bank Loans§ — 20.08%:

Beverage, Food and Tobacco — 1.06%:
Sizzling Platter, 3M SOFR + 5.000%~	9.16	6/25/2032	3,614,222	3,375,039	3,234,508

Total Beverage, Food and Tobacco			3,614,222	3,375,039	3,234,508

Broadcasting and Entertainment — 0.94%:
Cox Media Group, 3M SOFR + 3.5000%~	7.60	6/18/2029	1,621,768	1,540,572	1,509,088
Twitter	9.50	2/14/2030	1,347,549	1,339,828	1,341,768

Total Broadcasting and Entertainment			2,969,317	2,880,400	2,850,856

Chemicals, Plastics and Rubber — 0.68%:
Flint Group 2L, 3M EURIBOR + 6.9000% PIK and 0.1000% Cash~	11.58	12/31/2027	2,025,823	971,672	113,446
ICP Group 3M SOFR + 3.7500%~	8.01	1/31/2028	908,797	843,904	748,058
Prince 3M SOFR + 4.2500%~	8.73	3/30/2029	2,171,585	2,136,199	1,195,588

Total Chemicals, Plastics and Rubber			5,106,205	3,951,775	2,057,092

Construction and Building — 0.34%:
American Bath, 3M SOFR + 5.250%~	9.17	7/1/2030	1,064,719	1,025,266	1,027,454

Total Construction and Building			1,064,719	1,025,266	1,027,454

Containers, Packaging and Glass — 1.53%:
Five Star, 3M SOFR + 4.2500%~	7.99	5/7/2029	1,974,490	1,951,346	1,962,643
Trident Parent, LLC, 3M SOFR + 3.7500%~	7.75	9/15/2028	2,779,071	2,698,156	2,664,435

Total Containers, Packaging and Glass			4,753,561	4,649,502	4,627,078

Diversified/Conglomerate Service — 0.82%:
Internet Brands, Inc., 3M SOFR + 4.2500%~	8.17	12/11/2031	2,920,960	2,883,044	2,491,491

Total Diversified/Conglomerate Service			2,920,960	2,883,044	2,491,491

Electronics — 0.50%:
Precisely 3M SOFR + 4.0000%~	8.10	4/24/2028	1,632,627	1,608,414	1,511,404

Total Electronics			1,632,627	1,608,414	1,511,404

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Finance — 2.52%:
Aspen Insurance Holdings LTD.¤	9.25%	10/15/2028	$2,900,771	$2,873,113	$2,900,771
Aspen Insurance Holdings LTD.¤+	9.25	10/15/2028	4,744,755	4,710,381	4,744,755

Total Finance			7,645,526	7,583,494	7,645,526

Healthcare and Pharmaceuticals — 5.29%:
Bausch Health Companies, 3M SOFR + 6.2500%~	10.17	9/25/2030	9,332,837	9,182,291	9,096,063
DuPage Medical Group Limited, 3M SOFR + 3.000%~	7.26	3/13/2028	1,729,413	1,615,004	1,565,603
FinThrive / nThrive, 3M SOFR + 4.000%~	8.00	12/15/2028	1,094,472	1,064,632	983,318
NAPA Management Services Corp, 3M SOFR + 5.250%~	9.27	2/23/2029	1,261,889	1,193,826	869,518
Radiology Partners, 3M SOFR + 4.500%~	8.50	6/25/2032	2,141,889	2,120,470	2,135,870
Summit Behavioral Healthcare, 3M SOFR + 5.750%~	10.18	12/31/2029	243,760	228,023	249,447
Summit Behavioral Healthcare, 3M SOFR + 4.250%~	8.68	12/31/2029	1,324,536	1,130,072	1,142,412

Total Healthcare and Pharmaceuticals			17,128,796	16,534,318	16,042,231

Healthcare, Education and Childcare — 0.10%:
Medical Solutions T/L, 3M SOFR + 7.0000%~	10.94	9/22/2027	1,473,684	1,458,947	299,158

Total Healthcare, Education and Childcare			1,473,684	1,458,947	299,158

High Tech Industries — 0.48%:
ION Platform Group, 3M SOFR + 3.750%~	7.69	9/30/2032	1,542,000	1,526,580	1,443,420

Total High Tech Industries			1,542,000	1,526,580	1,443,420

Hotel Gaming & Leisure — 1.25%:
J&J Ventures Gaming, 3M SOFR + 5.000%~¤	8.92	4/26/2030	2,000,000	1,981,607	1,980,000
One Toronto Gaming, 3M SOFR + 4.250%~	8.24	7/20/2030	1,960,995	1,911,843	1,810,763

Total Hotel Gaming & Leisure			3,960,995	3,893,450	3,790,763

Packaging and Containers — 0.32%:
Pretium Package Holdings 2nd Lien T/L (9/21), 3M SOFR + 6.7500%~	11.24	9/21/2029	2,770,637	2,759,371	67,299
Valcour Packaging (MOLD-RITE), 3M SOFR + 1.5000% (2.25% PIK)~	5.57	10/10/2028	1,190,761	1,036,288	907,955

Total Packaging and Containers			3,961,398	3,795,659	975,254

Printing and Publishing — 0.81%:
Nielsen Holdings Ltd., 3M SOFR + 5.0000%~	9.01	4/11/2029	2,497,847	2,332,409	2,467,249

Total Printing and Publishing			2,497,847	2,332,409	2,467,249

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ (Continued)

Services: Business — 1.20%:
Consilio, 3M SOFR + 3.750%~	7.67%	5/12/2028	$1,390,476	$1,283,570	$1,264,610
Sabre, 1M SOFR + 6.0000%~	10.02	11/15/2029	460,068	461,500	404,860
The Fidelis Partnership, 3M SOFR + 5.0000%¤~	9.18	12/31/2031	1,985,000	1,975,075	1,976,465

Total Services: Business			3,835,544	3,720,145	3,645,935

Telecommunication — 2.24%:
BMC Software, 3M SOFR + 5.7500%~	9.67	7/2/2032	5,505,564	5,456,334	5,289,470
Brightspeed, 3M SOFR + 4.250%~	8.21	4/3/2031	1,000,000	918,412	868,440
Zayo Group, 3M SOFR + 3.000%~	7.03	3/8/2030	649,591	626,654	614,741

Total Telecommunication			7,155,155	7,001,400	6,772,651

Total Bank Loans			71,262,556	68,219,842	60,882,070

Corporate Bonds — 112.39%:

Aerospace and Defense — 0.30%:
American Airlines^	8.50	5/15/2029	858,000	858,000	897,499

Total Aerospace and Defense			858,000	858,000	897,499

Automobile — 2.49%:
Adient PLC+^	8.25	4/15/2031	870,000	870,000	914,791
Forvia SE+#	5.63	6/15/2030	528,839	490,479	551,130
Forvia+	5.38	3/15/2031	270,296	268,147	277,759
INA-Holding Schaeffler GmbH & Co KG+#	7.00	11/15/2031	1,426,691	1,297,717	1,540,301
J.B. Poindexter & Co. Inc.^	8.75	12/15/2031	3,262,000	3,252,657	3,416,867
NFI Group^	9.25	7/1/2030	200,000	200,000	214,943
ZF Friedrichshafen+	7.00	6/12/2030	587,599	570,672	619,029

Total Automobile			7,145,425	6,949,672	7,534,820

Beverage, Food and Tobacco — 1.03%:
Froneri+	4.75	8/1/2032	560,570	555,013	564,779
Sizzling Platter^	9.50	7/1/2032	2,671,000	2,738,312	2,552,540

Total Beverage, Food and Tobacco			3,231,570	3,293,325	3,117,319

Broadcasting and Entertainment — 3.28%:
Altice USA Inc.^	11.75	1/31/2029	2,723,000	2,691,500	2,023,737
Clear Channel Worldwide Holdings Inc.^	7.75	4/15/2028	3,337,000	3,374,607	3,339,606
Connect Finco Sarl+^	9.00	9/15/2029	1,186,000	1,186,000	1,258,037
Cox Media Group^	8.88	6/18/2029	1,026,602	841,212	876,862
Directv^	10.00	2/15/2031	588,000	588,000	600,966
Dish Network Corporation^	11.75	11/15/2027	1,770,000	1,767,752	1,842,074

Total Broadcasting and Entertainment			10,630,602	10,449,071	9,941,282

Buildings and Real Estate — 4.52%:
Intrum Justitia+^	7.75	9/11/2028	1,583,398	1,407,012	1,380,392
Knife River Corporation^	7.75	5/1/2031	2,107,000	2,119,824	2,206,878

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate (Continued)
Service Properties Trust	8.38%	6/15/2029	$673,000	$666,277	$676,640
Service Properties Trust	8.88	6/15/2032	2,330,000	2,208,598	2,298,435
Smyrna Ready Mix Concrete^	8.88	11/15/2031	3,359,000	3,398,241	3,592,897
The New Home Company^	9.25	10/1/2029	1,369,000	1,423,725	1,428,778
Wilsonart LLC^	11.00	8/15/2032	2,362,000	2,332,150	2,110,641

Total Buildings and Real Estate			13,783,398	13,555,827	13,694,661

Cargo Transport — 3.79%:
Carriage Purchaser Inc.^	7.88	10/15/2029	7,106,000	6,579,239	6,809,976
OneSky Flight, LLC^	8.88	12/15/2029	1,663,000	1,672,109	1,779,382
Railworks Hldgs Lp / Railworks Sr^	8.25	11/15/2028	2,881,000	2,841,432	2,897,249

Total Cargo Transport			11,650,000	11,092,780	11,486,607

Chemicals, Plastics and Rubber — 3.99%:
Bausch Health Companies+^	10.00	4/15/2032	2,000,000	2,011,635	2,080,606
Consolidated Energy Finance SA+^	6.50	5/15/2026	492,000	484,325	473,624
Consolidated Energy Finance SA+^#	12.00	2/15/2031	5,447,000	5,033,051	3,851,029
Ineos+#	5.63	8/15/2030	117,520	104,105	99,097
Ineos+#	7.25	3/31/2031	763,879	768,140	657,300
Prince^	9.00	2/15/2030	4,491,000	4,432,636	1,491,229
Proman AG+^#	5.63	10/15/2028	2,020,000	1,610,431	1,313,000
Windsor Holdings III LLC^	8.50	6/15/2030	2,000,000	2,000,000	2,113,312

Total Chemicals, Plastics and Rubber			17,331,399	16,444,323	12,079,197

Construction and Building — 1.85%:
American Bath^	9.75	7/15/2030	2,305,000	2,305,000	2,387,403
K. Hovnanian Enterprises Inc.^	8.00	4/1/2031	179,000	179,000	182,709
K. Hovnanian Enterprises Inc.^	8.38	10/1/2033	170,000	170,000	172,770
US LBM^	9.50	6/15/2031	2,735,000	2,756,109	2,851,073

Total Construction and Building			5,389,000	5,410,109	5,593,955

Consumer Goods: Durable — 0.20%:
Newell Brands Inc.^	8.50	6/1/2028	583,000	583,000	611,298

Consumer Goods: Durable			583,000	583,000	611,298

Containers, Packaging and Glass — 8.89%:
Mauser Packaging Solutions^	9.25	4/15/2030	6,327,000	6,287,186	6,073,920
Mauser Packaging Solutions^	7.88	4/15/2030	5,197,000	5,197,000	5,181,461
Novolex Holdings, Inc.^	8.75	4/15/2030	11,544,000	11,060,308	11,734,903
Trident Parent, LLC^	12.75	12/31/2028	3,428,000	3,528,443	3,512,195
Trivium+#	6.63	7/15/2030	423,071	407,484	445,488

Total Containers, Packaging, and Glass			26,919,071	26,480,421	26,947,967

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Manufacturing — 1.16%:
Alta Equipment Group^	9.00%	6/1/2029	$2,046,000	$2,006,521	$1,847,739
IMA, 3M EURIBOR + 3.7500%+~	5.78	4/15/2029	1,633,526	1,489,713	1,652,318

Total Diversified/Conglomerate Manufacturing			3,679,526	3,496,234	3,500,057

Diversified/Conglomerate Service — 15.18%:
Citrix EM^	9.00	9/30/2029	9,615,000	9,477,494	10,011,074
Citrix EM^	8.25	6/30/2032	1,259,000	1,259,000	1,315,706
Engineering Group, 3M EURIBOR + 5.7500%+~	7.77	2/15/2030	552,343	489,272	562,112
Engineering Group+#	11.13	5/15/2028	1,745,170	1,627,861	1,847,325
Global Infrastructure Solutions, Inc.^	7.50	4/15/2032	6,554,000	6,102,681	6,988,260
Icahn Enterprises LP	9.00	6/15/2030	10,709,000	10,702,554	10,236,488
Icahn Enterprises LP^	10.00	11/15/2029	2,377,000	2,377,000	2,375,324
Jacobs Entertainment Inc^	6.75	2/15/2029	1,000,000	947,548	980,000
Mangrove Luxco III Sarl, 3M EURIBOR + 5.0000%+~	7.03	7/15/2029	998,919	910,834	998,789
Sabre Global^#	10.75	3/15/2030	4,049,000	3,428,960	3,325,241
Sabre Holdings Corporation^	10.75	11/15/2029	1,209,000	1,096,959	1,027,408
Sinclair Television Group Inc^	8.13	2/15/2033	967,000	968,281	1,009,964
Verisure Midholding AB+#	7.13	2/1/2028	1,075,307	994,381	1,103,825
Verisure Midholding+#	5.25	2/15/2029	4,201,335	4,321,675	4,210,994

Total Diversified/Conglomerate Service			46,312,074	44,704,500	45,992,510

Electricity — 1.37%:
XPLR Infrastructure Operating Partners LP (fka Nextera)^	8.38	1/15/2031	718,000	718,000	753,695
XPLR Infrastructure Operating Partners LP (fka Nextera)^	8.63	3/15/2033	789,000	789,000	830,039
XPLR Infrastructure Operating Partners LP (fka Nextera)^#	7.75	4/15/2034	2,538,000	2,537,500	2,579,350

Total Electricity			4,045,000	4,044,500	4,163,084

Environmental Industries — 0.20%:
Urbaser+#	10.50	7/1/2032	569,971	564,709	592,671

Total Environmental Industries			569,971	564,709	592,671

Finance — 11.25%:
Advisor Group^	8.00	8/1/2033	631,000	631,000	656,048
Arrow Global+	9.63	12/15/2029	808,767	760,774	793,220
Arrow Global, 3M EURIBOR + 5.500%+~#	7.60	12/15/2029	880,224	759,468	850,110
Arrow Global+#	7.63	12/15/2029	401,918	399,501	390,245
Burford Capital^	7.50	7/15/2033	948,000	948,000	911,331
Cable & Wireless Comm Limited+^#	9.00	1/15/2033	4,521,000	4,599,820	4,658,560
Cerved+	6.00	2/15/2029	607,578	540,531	566,340

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Cetera Financial Group^	10.00%	8/15/2030	$997,000	$997,000	$1,074,576
CPUK Finance LTD+#	7.88	8/28/2029	673,972	624,773	699,701
Galaxy Bidco Ltd.+#	8.13	12/19/2029	849,205	803,346	891,651
ION Platform Group+#	6.88	9/30/2032	1,104,687	1,103,610	1,056,673
ION Platform Group+^	7.88	9/30/2032	4,563,000	4,533,341	4,329,636
Jefferson Capital^	9.50	2/15/2029	3,000,000	3,044,577	3,151,641
Jefferson Capital^	8.25	5/15/2030	723,000	723,000	760,096
OneMain Finance Corporation	7.88	3/15/2030	600,000	596,478	634,231
PRA Group^	8.38	2/1/2028	4,518,000	4,375,447	4,619,447
PRA Group^	8.88	1/31/2030	2,000,000	1,992,500	2,069,065
PRA Group+#	6.25	9/30/2032	1,022,423	1,021,295	996,862
Stonebriar Finance Holdings^#	8.13	12/15/2030	1,203,000	1,203,000	1,235,806
Travelex(3.01%PIK)¤+	3.01	3/31/2029	4,939,348	4,803,490	3,338,011
Travelex¤+#>	8.00	5/15/2026	5,405,914	5,097,344	0
TVL FINANCE PLC, 3M EURIBOR + 3.7500%+~	5.77	6/30/2030	411,319	375,847	408,891

Total Finance			40,809,355	39,934,142	34,092,141

Healthcare and Pharmaceuticals — 4.58%:
Advanz Pharma+#	9.13	10/27/2031	2,224,109	2,131,728	2,291,304
Bayer+	7.00	9/25/2083	1,057,679	1,004,710	1,162,126
Grifols+	7.13	5/1/2030	1,280,966	1,143,841	1,343,922
Neopharmed+#	7.13	4/8/2030	270,296	249,458	281,222
Radiology Partners^	8.50	7/15/2032	3,196,000	3,196,000	3,316,064
Team Health (4.50% PIK)^	13.50	6/30/2028	3,074,834	3,346,570	3,243,950
Team Health^	8.38	6/30/2028	2,224,000	2,231,414	2,250,799

Total Healthcare and Pharmaceuticals			13,327,884	13,303,721	13,889,387

Healthcare, Education and Childcare — 9.61%:
Bausch Health Companies Inc.+^	14.00	10/15/2030	118,000	143,230	119,180
CHS/Community Health Systems Inc^	9.75	1/15/2034	905,000	905,000	950,547
Community Health System Inc.^	10.88	1/15/2032	4,111,000	4,197,773	4,486,910
Community Health System Inc.^	6.88	4/15/2029	286,000	286,000	254,540
Fortrea^	7.50	7/1/2030	1,514,000	1,407,234	1,547,617
LifePoint Health Inc.^	9.88	8/15/2030	2,140,000	2,138,189	2,303,582
LifePoint Health Inc.^	11.00	10/15/2030	3,057,000	3,102,286	3,352,413
LifePoint Health Inc.^	10.00	6/1/2032	3,407,000	3,384,530	3,622,490
Neogen Corporation^	8.63	7/20/2030	2,636,000	2,662,920	2,811,326
Nidda BondCo GmbH+#	5.63	2/21/2030	1,013,021	942,901	1,039,569
Radiology Partners Inc. (9.78% PIK)^	9.78	2/15/2030	7,319,280	7,530,926	7,044,807
Recordati, 3M EURIBOR + 3.8750%+~#	5.89	12/31/2029	498,599	460,991	507,417
Star Parent Inc^	9.00	10/1/2030	1,000,000	1,030,847	1,067,298

Total Healthcare, Education and Childcare			28,004,900	28,192,827	29,107,696

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

High Tech Industries — 2.63%:
Athenahealth, Inc.+#	9.36%	12/18/2029	$1,438,477	$1,465,082	$1,648,054
Hughes Satellite Systems Corp	10.75	11/30/2029	5,712,000	6,069,098	6,316,336

Total High Tech Industries			7,150,477	7,534,180	7,964,390

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.00%:
Staples Inc.^	10.75	9/1/2029	939,000	930,183	933,536
Staples Inc.^#	12.75	1/15/2030	2,481,633	2,518,408	2,082,234

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			3,420,633	3,448,591	3,015,770

Hotels, Motels, Inns and Gaming — 2.44%:
888 Acquisitions LTD, 3M EURIBOR + 5.500%+~#	7.53	7/15/2028	1,644,103	1,443,887	1,475,340
Full House Resorts^	8.25	2/15/2028	2,600,000	2,572,276	2,258,750
Motel One+	7.75	4/2/2031	1,057,679	1,030,519	1,129,451
TUI Cruises+#	6.25	4/15/2029	411,319	376,057	427,753
Voyager Parent LLC (fka IGT/Everi)^	9.25	7/1/2032	1,987,000	1,987,000	2,108,283

Total Hotels, Motels, Inns and Gaming			7,700,101	7,409,739	7,399,577

Leisure, Amusement, Entertainment — 0.49%:
Ontario Gaming GTA LP+^	8.00	8/1/2030	743,000	747,999	704,508
Silk TopCo AS+	7.00	2/12/2030	1,009,009	860,906	795,225

Total Leisure, Amusement, Entertainment			1,752,009	1,608,905	1,499,733

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 0.54%:
Copeland#	6.38	12/15/2030	1,563,014	1,492,173	1,628,519

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			1,563,014	1,492,173	1,628,519

Media: Broadcasting & Subscription — 0.80%:
iHeartMedia^#	4.75	1/15/2028	1,100,000	1,013,383	1,006,500
Nielsen^	9.29	4/15/2029	1,411,000	1,365,822	1,413,411

Total Media: Broadcasting & Subscription			2,511,000	2,379,205	2,419,911

Media: Diversified & Production — 0.17%:
Univision^	9.38	8/1/2032	467,000	467,000	501,752

Total Media: Diversified & Production			467,000	467,000	501,752

Mining, Steel, Iron and Non-Precious Metals — 1.05%:
First Quantum Minerals Ltd+^	9.38	3/1/2029	1,006,000	1,006,000	1,059,331
First Quantum Minerals Ltd+^	8.00	3/1/2033	1,990,000	1,990,000	2,125,224

Total Mining, Steel, Iron and Non-Precious Metals			2,996,000	2,996,000	3,184,555

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 14.91%:
Breakwater+^#	9.25%	11/15/2030	$1,089,000	$1,089,000	$1,140,352
Civitas Resources Inc^	8.75	7/1/2031	1,483,000	1,488,841	1,538,466
Civitas Resources Inc^	9.63	6/15/2033	2,000,000	2,053,127	2,157,538
Genesis Energy LP	7.75	2/1/2028	3,408,000	3,299,621	3,422,028
Genesis Energy LP	8.88	4/15/2030	1,000,000	984,779	1,051,036
Genesis Energy LP	7.88	5/15/2032	1,000,000	1,000,000	1,042,309
Genesis Energy LP	8.00	5/15/2033	773,000	773,000	802,380
Global Partners LP^	8.25	1/15/2032	1,361,000	1,361,000	1,433,513
Harbour Energy+	6.12	8/8/2174	1,038,876	1,006,113	1,059,817
Harvest Midstream I LP^	7.50	5/15/2032	3,265,000	3,306,687	3,403,057
Hilcorp Energy I L P^	7.25	2/15/2035	12,054,000	11,860,723	11,455,785
NGL Energy Finance Corp.^	8.13	2/15/2029	621,000	621,000	644,676
NGL Energy Finance Corp.^	8.38	2/15/2032	2,274,000	2,274,000	2,354,948
Sunoco LP^	7.88	3/18/2174	7,552,000	7,587,188	7,757,981
Var Energi+#	7.86	11/15/2083	1,159,921	1,077,483	1,273,521
Venture Global LNG Inc^	9.00	3/30/2174	4,100,000	4,064,125	3,237,896
Viridien+#	8.50	10/15/2030	223,152	207,363	233,441
Viridien+^	10.00	10/15/2030	1,115,000	1,106,515	1,175,747
Weatherford Intl Ltd Bermuda Sr Glbl+^	8.63	4/30/2030	1,000	1,010	1,025

Total Oil and Gas			45,517,949	45,161,575	45,185,516

Personal, Food, and Miscellaneous — 0.51%:
Herbalife^	12.25	4/15/2029	1,418,000	1,449,676	1,531,073

Total Personal, Food, and Miscellaneous			1,418,000	1,449,676	1,531,073

Personal Transportation — 1.09%:
JetBlue^#	9.88	9/20/2031	3,011,000	2,991,701	3,033,466
Naviera Armas, 3M EURIBOR + 12.7500% (12.75% PIK)+~#	13.94	12/31/2026	348,743	368,893	268,532

Total Personal Transportation			3,359,743	3,360,594	3,301,998

Retail Store — 0.73%:
Afflelou+#	6.00	7/25/2029	423,071	393,714	440,119
Boots#	7.38	8/31/2032	229,151	228,038	236,981
Motor Fuel Group+#	8.63	4/30/2029	737,326	750,640	771,459
Ocado Group PLC+#	10.50	8/8/2029	771,025	712,600	773,637

Total Retail Store			2,160,573	2,084,992	2,222,196

Services: Business — 1.26%:
Modulaire Group+#	6.75	11/30/2029	1,557,138	1,284,081	1,201,027
Opifex-Synergy^#	7.88	12/1/2030	327,000	327,000	339,008
Sabre Global^	11.13	7/15/2030	1,065,000	1,065,000	882,960
Sabre Global^#	11.13	6/15/2029	1,384,000	1,384,000	1,402,459

Total Services: Business			4,333,138	4,060,081	3,825,454

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Corporate Bonds (Continued)

Services: Consumer — 0.38%:
Asurion^#	8.00%	12/31/2032	$945,000	$952,034	$980,434
Travelex¤+	15.00	12/31/2028	185,500	185,508	185,500

Total Services: Consumer			1,130,500	1,137,542	1,165,934

Telecommunications — 8.63%:
Altice France+^	9.50	11/1/2029	1,700,000	1,700,000	1,748,981
Brightspeed^	10.50	4/3/2031	920,000	903,374	871,654
British Telecom+#	8.38	12/20/2083	808,767	732,310	868,189
Consolidated Communications Hldgs.+#	7.75	1/24/2033	881,399	930,205	1,026,401
Digicel Limited ¤+^>	8.25	9/30/2026	2,500,000	2,491,364	0
Digicel+^	8.63	8/1/2032	1,557,000	1,557,000	1,615,305
Iliad Holding+^	8.50	4/15/2031	385,000	385,000	414,354
Iliad Holding+#	6.88	4/15/2031	646,359	586,961	689,472
LCPR Senior Secured Financing+^	6.75	10/15/2027	2,000,000	1,902,731	1,397,900
Level III^#	8.50	1/15/2036	550,667	550,667	564,511
Ocado+#	11.00	6/15/2030	1,617,534	1,599,943	1,631,497
Optics+	7.88	7/31/2028	416,020	381,738	454,178
Telecom Italia+#	7.88	7/31/2028	289,099	265,200	322,283
Telefonica SA+#	7.13	11/23/2174	1,645,278	1,524,571	1,780,970
United Group+#	6.75	2/15/2031	1,175,199	1,087,950	1,207,539
United Group+#	6.50	10/31/2031	1,453,721	1,343,185	1,483,825
Uniti Group Inc.^	8.63	6/15/2032	7,406,000	7,314,696	7,295,214
Vodafone Group PLC+#	8.00	8/30/2086	943,562	993,233	1,030,999
Windstream^	8.25	10/1/2031	431,000	445,266	452,451
Zegona Finance PLC+#	6.75	7/15/2029	1,226,907	1,130,543	1,289,308

Total Telecommunications			28,553,512	27,825,937	26,145,031

Utilities — 2.07%:
Electricite de France SA+	9.13	12/15/2174	600,000	632,500	697,772
Enbridge Inc.+	7.38	1/15/2083	3,749,000	3,697,451	3,848,772
Enbridge Inc.+	8.25	1/15/2084	1,624,000	1,624,000	1,737,730

Total Utilities			5,973,000	5,953,951	6,284,274

Total Corporate Bonds			354,276,824	347,727,302	340,517,834

Total Fixed Income			451,764,380	442,086,334	426,619,447

Total Investments				$442,186,150	$426,767,375

Other assets and liabilities — (40.84%)					(123,751,964)

Net Assets — 100.00%					$303,015,411

Percentages are calculated as a percent of net assets applicable to common shareholders.

EURIBOR	– Euro Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2025

*	Securities are non-income producing.
‡	The effective interest rates are based on settled commitment amount.
§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2025. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
+	Foreign security.
^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at December 31, 2025.
#	All or a portion of the security is segregated as collateral for the credit facility.
>	Defaulted security.

PIK	Payment-in-kind

**

A portion of these securities contain unfunded commitments. As of December 31, 2025, total value of unfunded commitments amounted to $138,306 and had net unrealized depreciation of $(9,484) or (0.00)% of net assets. See Note 11.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of December 31, 2025.

United States of America	81.7%
United Kingdom	3.6%
France	2.7%
Germany	1.9%
Italy	1.7%
Sweden	1.6%
Spain	1.5%
Canada	1.5%
Panama	1.1%
(Individually less than 1%)	2.7%

100.0%

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2025

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011 and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a de facto diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), an indirect wholly owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

Pursuant to Rule 2a-5, the Board of Trustees (the “Board”) has designated the Adviser as valuation designee to perform the fair value determinations relating to the value of the assets held by the Fund and making fair value determinations on any day on which the net asset value (“NAV”) per share of the Fund is determined, in accordance with the 1940 Act and the rules and regulations thereunder, and the registration statement for the Fund, subject to the oversight of the Board.

Valuation of the Fund’s securities is based on the market price whenever market quotations are readily available and all securities of the same class held by the Fund can be readily sold in such market. Market prices are obtained from reputable pricing services using market pricing conventions, to the extent such a price is available. Where a market price quotation for a security is not readily available or if the investment is not a security, the security will be fair valued as determined in good faith by the Adviser, subject to the oversight of the Board.

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The fair value of bank loans that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans as of the end of each quarter. Such bank loans will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Valuation Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Board in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

The following is a summary of the valuation hierarchy as of December 31, 2025 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$—	$—	$147,928	$147,928
Warrants	—	—	—	—

Total Equities:	—	—	147,928	147,928

Fixed Income:
Asset-Backed Securities	—	25,219,542	—	25,219,542
Bank Loans	—	49,280,079	11,601,991	60,882,070
Convertible Bonds	—	—	—	—
Corporate Bonds	—	336,994,323	3,523,511	340,517,834

Total Fixed Income	—	411,493,944	15,125,502	426,619,446

Short Term Investments:
Insurance	—	—	—	—

Total Short Term Investments	—	—	—	—

Forward Foreign Exchange Contracts	—	20,840	—	20,840

Total Assets:	$—	$411,514,784	$15,273,430	$426,788,214

Liabilities:
Forward Foreign Exchange Contracts:	$—	$(63,903)	$—	$(63,903)

Total Liabilities:	$—	$(63,903)	$—	$(63,903)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2025. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2025	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Bank Loans:
Aspen Insurance Holdings LTD.	$2,900,771	Income Approach	10.9%; Implied Spread
Aspen Insurance Holdings LTD.	4,744,755	Income Approach	10.9%; Implied Spread
J&J Ventures Gaming	1,980,000	Income Approach	9.0%; Implied Spread
The Fidelis Partnership	1,976,465	Income Approach	9.3%; Implied Spread

Corporate Bonds:
Travelex	185,500	Market Approach	0.23x; NCY EBITDA Multiple
Travelex	3,338,011	Market Approach	0.23x; NCY EBITDA Multiple

	$15,125,502

As of December 31, 2025, the Fund held Level 3 financial instruments in the amount of $147,928 that had values based on unadjusted third-party pricing information.

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2024	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT DECEMBER 31, 2025	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) FROM INVESTMENTS HELD AS OF DECEMBER 31, 2025

Equities

Cohesity	—	—	—	58,936	—	—	—	29,307	88,243	29,307

Cohesity	—	—	—	40,730	—	—	—	18,955	59,685	18,955

ESC CB 144A High Ridge	—	—	—	—	—	—	—	—	—	—

Flint Group Ordinary A Shares Stapled to 2L	—	—	—	—	—	—	—	—	—	—

Naviera Armas	—	—	—	—	—	—	—	—	—	—

Travelex Private Equity Stapled to 12.5% New Money Notes	—	—	—	—	—	—	—	—	—	—

Common Stocks	—	—	—	99,666	—	—	—	48,262	147,928	48,262

Travelex Topco Limited	49,981	—	(49,981)	—	—	—	—	—	—	—

Warrants	49,981	—	(49,981)	—	—	—	—	—	—	—

Total Equities	49,981	—	(49,981)	99,666	—	—	—	48,262	147,928	48,262

Bank Loans

Aspen Insurance Holdings LTD.	2,738,074	—	—	135,039	—	—	—	27,658	2,900,771	27,658

Aspen Insurance Holdings LTD.	4,478,634	—	—	220,882	—	9,115	—	36,124	4,744,755	36,124

Clear Channel Worldwide Holdings Inc.	2,358,000	—	—	—	(2,400,000)	1,855	16,579	23,566	—	—

Cohesity	2,738,000	—	—	—	(2,744,811)	—	6,811	—	—	—

Cohesity	2,740,944	—	—	—	(2,720,574)	—	33,906	(54,276)	—	—

Gen II Fund Services, LLC	567,082	—	—	—	(564,964)	—	1,412	(3,530)	—	—

Goosehead Insurance, Inc	885,404	—	—	—	(880,999)	—	2,203	(6,608)	—	—

J&J Ventures Gaming	—	—	—	1,980,000	—	1,607	—	(1,607)	1,980,000	(1,607)

Naviera Armas	84,291	—	—	—	(84,189)	1,379	(1,733)	252	—	—

Summit Behavioral Healthcare	—	—	(249,447)	227,225	—	799	—	21,423	—	—

The Fidelis Partnership	1,990,000	—	—	—	(15,000)	—	75	1,390	1,976,465	1,390

Bank Loans	18,580,429	—	(249,447)	2,563,146	(9,410,537)	14,755	59,253	44,392	11,601,991	63,565

Corporate Bonds

Digicel Limited	—	—	—	—	—	—	—	—	—	—

Travelex	—	—	—	185,508	—	—	—	(8)	185,500	(8)

Travelex	—	—	—	—	—	—	—	—	—	—

Travelex	4,453,220	—	—	317,422	—	14,630	—	(1,447,261)	3,338,011	(1,447,261)

Corporate Bonds	4,453,220	—	—	502,930	—	14,630	—	(1,447,269)	3,523,511	(1,447,269)

Total	$23,083,630	$—	$(299,428)	$3,165,742	$(9,410,537)	$29,385	$59,253	$(1,354,615)	$15,273,430	$(1,335,442)

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

During the year, transfers out of Level 3 resulted from observable market data for the security.

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. As of December 31, 2025, the Fund held no cash equivalents and all cash is held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

The Fund currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Fund in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Fund’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Fund has not yet collected the cash.

Interest income from investments in the equity class of a collateralized loan obligation (“CLO”) security (typically subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash flows from these investments, including the expected residual payments, and the effective yield is determined and updated periodically. Any difference between the cash distribution received and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of such investments.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

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December 31, 2025

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund recognized an asset and a liability on the Statement of Assets and Liabilities as a result of a forward foreign exchange contract. The Fund’s policy is to recognize an asset equal to the net value of all forward foreign exchange contracts with an unrealized gain and a liability equal to the net value of all forward foreign exchange contracts with an unrealized loss. Outstanding forward foreign exchange contracts as of December 31, 2025 are indicative of the volume of activity during the year.

For the year ended December 31, 2025, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

The following is a summary of the fair value of derivative instruments held by the Fund as of December 31, 2025. These derivatives are presented in the Schedule of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2025:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$20,840

Total Asset Derivatives		$20,840

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized depreciation on forward foreign exchange contracts	$(63,903)

Total Liability Derivatives		$(63,903)

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December 31, 2025

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2025:

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	REALIZED GAIN/ (LOSS) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net realized gain (loss) on forward foreign exchange contracts	$(5,864,534)

Total		$(5,864,534)

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON DERIVATIVES
Forward Foreign Exchange Contracts	Net change in unrealized appreciation of forward foreign exchange contracts	$973,485

Total		$973,485

H.	Disclosures about Offsetting Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of December 31, 2025.

				AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT*
Forward foreign exchange contracts
Morgan Stanley	$20,840	$–	$20,840	$–	$–	$20,840

				AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT*
Forward foreign exchange contracts
CIBC	$(63,903)	$–	$(63,903)	$–	$–	$(63,903)

*	The net amount represents the amount owed by the Fund to the counterparty as of December 31, 2025.

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December 31, 2025

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued ASU No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued ASU 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Fund’s investments, derivatives, debt, and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In November 2023, the FASB issued ASU, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Fund adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.

Segments

The Fund makes investments in securities of issuers that operate in various industries. The Fund represents a single reporting segment, where performance is measured against its investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment are the same as those described in “Significant Accounting Policies.” The Fund has identified the President and Chief Financial Officer as the chief operating decision maker (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Fund, the dividend policy, and the Fund’s investment strategy, which is outlined in Note 1. As the Fund operates as a single reportable segment, the segment assets are presented on the accompanying Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Statements of Operations.

3.	Advisory Fee

The Fund was previously a party to an investment management agreement with the Adviser, a related party, dated October 25, 2012 (the “Prior Management Agreement”). Effective September 1, 2022, the Fund entered into an amended and restated management agreement (the “New Management Agreement”) that supersedes the Prior Management Agreement in its entirety. Pursuant to the Prior Management Agreement, the Fund agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Effective August 6, 2020 the Adviser had waived 0.15% of its fee payable from the Fund. The waiver expired on August 31, 2022. Effective September 1, 2022, pursuant to the New Management Agreement, effective September 1, 2022, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.85% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the investment management fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such investment management fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax years ended in 2025 and 2024, as noted below, was as follows:

	2025	2024
Ordinary Income	$34,290,739	$30,108,508

Total Distributions Paid	$34,290,739	$30,108,508

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2025 have been reclassified among the component of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED LOSSES
$ (730,547)	$730,547

The permanent differences are primarily attributable to non-deductible excise taxes. The Fund’s excise tax expense of $730,547 as shown on the Statement of Operations represents excise tax on undistributed income.

The following information is provided on a tax basis as of December 31, 2025:

Cost of investments	$445,001,818

Unrealized appreciation	14,033,696
Unrealized depreciation	(32,250,777)

Net unrealized appreciation/(depreciation)	(18,217,081)
Undistributed ordinary income	18,275,145
Undistributed long term gains	–

Distributable earnings	18,275,145
Accumulated gain/(loss)	(161,356,092)

Total accumulated gain/(loss)	$(161,298,028)

The capital loss carryforward is available to offset future taxable income. The Fund has $10,952,546 of short-term capital loss carryforwards and $150,403,546 of long-term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2021 through December 31, 2025 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the year ended December 31, 2025, the Fund purchased (at cost) and sold securities in the amount of $223,016,054 and $242,489,756 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of three-month LIBOR plus 0.75 percent. On April 28, 2022, the Fund entered into an

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

amended agreement with a variable interest rate of USD SOFR plus 0.76 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2025 was approximately $130,925,711 and 4.98 percent, respectively. As of December 31, 2025, the principal balance outstanding was $137,500,000 at an interest rate of 4.45 percent. At December 31, 2025, the carrying value of the Credit Facility of $137,500,000 approximates fair value. If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) as of December 31, 2025.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. As of December 31, 2025, the Fund has pledged securities as collateral in the amount of $267,632,300. As of December 31, 2025, $133,691,974 of the Fund’s pledge securities were lent out by BNP. For the year ended December 31, 2025, the total amount of income netted against the interest expense was $70,004.

9.	Common Stock

The Fund had unlimited shares authorized and 20,082,411 shares outstanding as of December 31, 2025 and 20,064,313 shares outstanding as of December 31, 2024. Transactions in common stock for the year ended December 31, 2025, were as follows:

Shares at January 1, 2025	20,064,313
Shares issued through dividend reinvestments	18,098

Shares at December 31, 2025	20,082,411

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2025, the Fund paid its Trustees aggregate remuneration of $150,000. During the year ended December 31, 2025, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. The Fund classifies Mr. Mihalick as an interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the year ended December 31, 2025, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the year ended December 31, 2025, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Unfunded Commitments

During the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Fund under these arrangements is unknown as this would involve future claims that may or may not be made against the Fund and which have not yet occurred. The Fund has no history of prior claims related to such contracts and agreements.

At December 31, 2025, the Fund had the following unfunded commitments:

DELAYED DRAW TERM LOANS:	UNFUNDED AMOUNT	UNFUNDED VALUE
Sizzling Platter	147,790	138,306

Total Unfunded Commitments	147,790	138,306

As of December 31, 2025 unfunded commitments had net unrealized depreciation of $(9,484) or (0.00)% of net assets.

12.	Risks

In the normal course of its business, the Fund trades various financial instruments and enters into certain investment activities with investment risks. These risks include:

Below Investment Grade (high yield/junk bond) Instruments Risk

Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund.

The Fund may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Fund may also invest in other below investment grade debt obligations. Barings considers both credit risk and market risk in making investment decisions for the Fund. If a default occurs with respect to any below investment grade debt instruments and the Fund sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

Borrowing and Leverage Risk

The Fund may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Fund and the yield to shareholders more volatile. There can be no assurance that the Fund’s leveraging strategies would be successful. In addition, the counterparties to the Fund’s leveraging transactions will have priority of payment over the Fund’s shareholders.

Credit Risk

Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.

One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.

Cybersecurity Risk

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Fund’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Fund depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.

Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Fund’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Fund’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Fund’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Fund’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Fund’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Fund fails to comply with the relevant laws and regulations, the Fund could suffer financial losses, a disruption of the Fund’s business, liability to investors, regulatory intervention or reputational damage.

Defaults by Portfolio Investments

A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.

Derivatives Risk

Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act regarding the ability of a fund to use derivatives and other transactions that create future payment or delivery obligations. Under Rule 18f-4, funds that use derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These requirements apply unless the fund qualifies as a “limited derivatives user,” as defined under Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement (which may include

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

delayed draw and revolving loans) that will not be deemed to be a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

The Fund has adopted updated policies and procedures in compliance with Rule 18f-4. The Fund expects to qualify as a “limited derivatives user” under Rule 18f-4. Future legislation or rules may modify how the Fund treats derivatives and other financial arrangements for purposes of compliance with the leverage limitations of the 1940 Act. Future legislation or rules may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to the Fund under the 1940 Act, which may be materially adverse to us and our shareholders.

Duration Risk

Subject to the limitations set forth in the Fund’s prospectus, the Fund may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Foreign Securities Risk

Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Inflation Risk

Certain of the Fund’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

Liquidity Risk

The Fund may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale.

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

Illiquid securities may be difficult to value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Fund may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.

Loan Risk

The loans in which the Fund may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.

These factors may have an adverse effect on the market price of the loan and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.

Market Risk

The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics, which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Fund’s securities. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Prepayment and Extension Risk

Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Barings Global Short Duration High Yield Fund 2025 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

Valuation Risk

Under the 1940 Act, the Fund is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Fund’s fair value determinations relating to the value of our assets for which market quotations are not readily available.

Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Fund’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Fund’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Fund. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.

The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Fund’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Fund’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Fund may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Fund’s securities based on an overstated net asset value would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Fund’s investments might warrant.

13.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. The Fund has determined that there were no material events that would require recognition or disclosure in this report through this date.

Barings Global Short Duration High Yield Fund 2025 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Suite 1000 620 S. Tryon Street Charlotte, North Carolina 28202-1842

To the Shareholders and the Board of Trustees of Barings Global Short Duration High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Barings Global Short Duration High Yield Fund (the Company), including the schedule of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended December 31, 2023 were audited by other independent registered public accountants whose report, dated February 29, 2024, expressed an unqualified opinion on that financial statement and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and agent banks, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Barings LLC investment companies since 2004.

Charlotte, North Carolina

February 28, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Barings Global Short Duration High Yield Fund 2025 Annual Report

RESULTS OF SHAREHOLDER MEETING – INDEPENDENT TRUSTEES

The Annual Meeting of Shareholders (“Annual Meeting”) was held on Thursday, August 7, 2025. The shareholders were asked to elect David M. Mihalick as a Trustee for a three-year term. The shareholders approved the proposal. The results of shareholder voting are set forth below:

SHARES FOR	WITHHELD	TOTAL VOTED	% OF SHARES VOTED FOR
David. M. Mihalick	369,615	16,272,290	97.84%

The Fund’s other Trustees, Mark F. Mulhern, Jill E. Olmstead and Thomas W. Okel continued to serve their respective terms following the Annual Meeting.

Barings Global Short Duration High Yield Fund 2025 Annual Report

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

David M. Mihalick (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2020	Co-Head of Global Investments (since 2025), Head of Private Assets (2021-2025), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), and Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), Barings LLC (global asset manager).	5	Director (since 2020), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Director (since 2021), Barings Capital Investment Corporation (a non-listed business development company); Trustee (since 2022), Barings Corporate Investors and Barings Participation Investors (closed-end investment funds advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

Barings Global Short Duration High Yield Fund 2025 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Mark F. Mulhern (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2021	Executive Vice President and Chief Financial Officer (2014-2022), Highwood Properties, Inc. (publicly traded real estate investment trust).	4

Director (since 2016 (Triangle Capital)),

Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Director (since 2020), Barings Capital Investment Corporation (a non-listed business development company); Director (since 2021), Barings Private Credit Corporation (a perpetually offered non-listed business development company); Director (since 2015), McKim and Creed (engineering service firm); Director (since 2020), Intercontinental Exchange (financial services company (NYSE: ICE)); Director (since 2020), ICE Mortgage Technology; and Trustee (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

Thomas W. Okel (63) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2012	Retired (since 2019).	4	Director (since 2018), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Director (since 2020), Barings Capital Investment Corporation (a non-listed business development company); Director (since 2021), Barings Private Credit Corporation (a perpetually offered non-listed business development company); Trustee / Board Chair (since 2015), Horizon Funds (mutual fund complex); Trustee (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024); and Trustee (2013-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

Jill Olmstead (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2021	Chief Human Resources Officer, (since 2018), LendingTree, Inc. (online lending and realty services exchange).	4	Director (since 2018), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Director (since 2020), Barings Capital Investment Corporation (a non-listed business development company); Director (since 2021), Barings Private Credit Corporation (a perpetually offered non-listed business development company); and Trustee (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

Barings Global Short Duration High Yield Fund 2025 Annual Report

OFFICERS OF THE FUND

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS

Sean Feeley (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2017	Vice President (2012-2017) of the Fund; Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher Hanscom (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2023	Treasurer (2021-2023) of the Fund; Senior Director (since 2023), Director (2018-2023), Associate Director (2015-2018), Analyst (2005- 2015), Barings; Chief Financial Officer (since 2022), Treasurer (since 2017), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Trustee (since 2022), Chief Financial Officer (since December 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust.

Andrea Nitzan (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2023	Managing Director and Chief Accounting Officer (since 2020), Barings; Principal Accounting Officer (since 2023), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Principal Accounting Officer (since 2023), CI Subsidiary Trust and PI Subsidiary Trust.

Itzbell Branca (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2024	Senior Director (since 2024), Director (2019- 2024), Barings; Chief Compliance Officer (since 2024), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2024), Barings BDC, Inc. (a publicly traded business development company (NYSE:BBDC)); Chief Compliance Officer (since 2024), Barings Capital Investment Corporation (a non-listed business development company); and Chief Compliance Officer (since 2024), Barings Private Credit Corporation (a perpetually offered non-listed business development company).

Ashlee Steinnerd (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2023	Secretary (2021-2023) of the Fund; Managing Director (since 2022), Head of Regulatory (since 2021), Director (2019-2022), Barings; Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Legal Officer (since 2023), Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2023), Secretary (2020-2023), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Capital Investment Corporation (a non-listed business development company); Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Private Credit Corporation (a perpetually offered non-listed business development company); and Chief Legal Officer (2023-2024), Secretary (2022-2023), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

Barings Global Short Duration High Yield Fund 2025 Annual Report

OFFICERS OF THE FUND (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS

Alexandra Pacini (33) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2023	Assistant Secretary (2020-2023) of the Fund; Director (since 2023), Associate Director (2021-2023), Analyst (2017-2021), Barings; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Secretary (since 2023), Assistant Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2023), Assistant Secretary (2020-2023), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Capital Investment Corporation (a non-listed business development company); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Private Credit Corporation (a perpetually offered non-listed business development company); Secretary (2023-2024), Assistant Secretary (2022-2023), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed end management investment company advised by Barings until February 2024); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

Matthew Curtis (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since 2022	Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since 2022), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Tax Officer (since 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since 2022), Barings BDC, Inc. (a publicly traded business development company (NYSE: BBDC)); Tax Officer (since 2022), Barings Capital Investment Corporation (a non-listed business development company); Tax Officer (since 2022), Barings Private Credit Corporation (a perpetually offered non-listed business development company); and Tax Officer (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).

Barings Global Short Duration High Yield Fund 2025 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not “interested persons” of Barings Global Short Duration High Yield Fund (the “Fund”), as defined under the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the investment management agreement (as amended and/or restated from time to time, the “Management Agreement”) between the Fund and Barings LLC (“Barings”) and the Sub-Advisory Agreement between Barings and Baring International Investment Limited (“BIIL Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”). The Trustees considered matters bearing on the Fund and the Agreements at their meetings throughout the year, including a review of the Fund’s performance at each regular meeting. In addition, the Trustees met at a meeting held on August 6, 2025 (the “Meeting”) for the specific purpose of considering whether to approve the renewal of the Agreements for the Fund. The Trustees’ review process and considerations in approving the renewal of the Agreements are summarized below.

Prior to the Meeting, the Trustees requested and received from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees met prior to the Meeting with independent legal counsel to discuss their duties, the memorandum and the Agreements. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including, but not limited to: the principal terms of the Agreements; Barings and its personnel; the Fund’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Fund; the financial strength of Barings; the Fund’s fee and expense information, including comparative fee and expense information; the profitability of the advisory arrangement to Barings; and the “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings and BIIL, the Trustees considered the specific responsibilities of Barings and BIIL in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel that are involved in the day-to-day management of the Fund, the ability of Barings and BIIL to attract and retain high-quality personnel, and the organizational depth and stability of Barings and BIIL. The Trustees also considered the trading capabilities of Barings and BIIL.

Based on information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and Barings, the Trustees reviewed the Fund’s net total return investment performance, as well as the performance of peer groups of funds, over various time periods. The net total return performance of the Fund ranked in the 3rd quintile of its Broadridge performance universe for the one-year period ended June 30, 2025 and the 1st quintile of its Broadridge performance universe for the three- and five-year periods ended June 30, 2025 (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Trustees also reviewed the Fund’s performance in comparison to a custom peer group developed by Barings comprised of eleven (including the Fund) high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. Relative to the custom peer group, the net total return performance of the Fund ranked, respectively, 1st out of eleven funds for the one-, three- and five-year periods ended June 30, 2025. The Trustees felt that BGH’s ability to invest in senior secured loans, structured credit and non-U.S. securities required additional infrastructure and resources relative to peer funds using a pure high yield bond strategy. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with Barings’ and BIIL’s responses and efforts relating to investment performance.

Barings Global Short Duration High Yield Fund 2025 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT (CONTINUED)

The Trustees considered the investment management fee paid by the Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the Fund) pays BIIL its sub-advisory fee under the BIIL Sub-Advisory Agreement. In assessing the reasonableness of the fee paid by the Fund under the Management Agreement, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data, the Fund’s effective management fee (which includes Barings’ advisory fee and Fund administration fees) and total expense ratio were each higher than the Broadridge expense group median for common and leverage assets. The Trustees also reviewed the Fund’s advisory fee and total expense ratio in comparison to a custom peer group developed by Barings comprised of ten (including the Fund) high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. The Trustees considered that, according to the custom peer group data, the contractual advisory fee of the Fund ranked 5th out of 11 funds. The Trustees also reviewed materials provided by Barings describing fees paid by other similar accounts managed by Barings, noting that Barings typically charges higher fees on its global accounts than on accounts that are invested primarily in domestic securities.

The Board noted that, because the Fund is a closed-end fund and does not continuously offer its securities, its size was relatively stable and it was unlikely that Barings would realize economies of scale from the Fund’s growth other than through capital gains and income. The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Fund, and the profitability of the Management Agreement to Barings. In considering the profitability to Barings, the Board noted that BIIL is an affiliate of Barings and is paid by Barings, and, therefore, did not consider its profitability separately.

The Trustees also considered the character and amount of other incidental benefits received by Barings and BIIL. Additionally, the Trustees considered so-called “fall-out benefits” to Barings and BIIL, such as reputational value derived from serving as investment manager to the Fund.

On the basis of the information provided, the Trustees concluded, within the context of their overall review of the Agreements, that the management fees charged to the Fund and the sub-advisory fee paid by Barings to BIIL represent reasonable compensation in light of the services being provided by Barings and BIIL to the Fund. Based on their evaluation of factors that they deemed material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Fund’s Management Agreement with Barings and the BIIL Sub-Advisory Agreement should be continued for an additional one-year period through August 2026.

Barings Global Short Duration High Yield Fund 2025 Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Jill Olmstead

Trustee

Mark F. Mulhern

Trustee

Thomas W. Okel

Chairman, Trustee

INTERESTED TRUSTEES

David M. Mihalick

Trustee

OFFICERS

Sean Feeley

President

Christopher Hanscom

Chief Financial Officer

Andrea Nitzan

Treasurer

Itzbell Branca

Chief Compliance Officer

Ashlee Steinnerd

Chief Legal Officer

Alexandra Pacini

Secretary

Matthew Curtis

Tax Officer

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for principal executive and senior financial officers (the “Code”) on October 17, 2012, which is available on the Registrant’s website at www.barings.com/bgh. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees (the “Board”) has determined that there is at least one audit committee financial expert serving on its audit committee (the “Audit Committee”). Mark F. Mulhern is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item  4. Principal Accountant Fees and Services.

The following tables show the amount of fees that KPMG LLP (“KPMG”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal years ended December 31, 2025 and December 31, 2024, and the amount of fees that Deloitte & Touche LLP (“Deloitte”), the Registrant’s former independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended December 31, 2024. In response to Items 4(a)-4(d), aggregate fees for professional services rendered for the Registrant by KPMG and Deloitte for the fiscal years ended December 31, 2025 and December 31, 2024 were:

Fees Billed to the Registrant by KPMG:

	FYE 12/31/2025	FYE 12/31/2024
(a) Audit Fees	$135,000	$129,000
(b) Audit-Related Fees	0	0
(c) Tax Fees	15,875	15,450
(d) All Other Fees	0	0

Fees Billed to the Registrant by Deloitte:

FYE 12/31/2024
(a) Audit Fees	$0
(b) Audit-Related Fees	0
(c) Tax Fees	16,745
(d) All Other Fees	0

The category “Audit Fees” refers to fees incurred for an audit of the Registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by KPMG and Deloitte for various non-audit and non-tax services rendered to the Registrant, Barings LLC (“Barings” or the “Adviser”) and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG and Deloitte for consulting rendered to the Registrant, Barings and MassMutual.

(e)(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant.

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(e)(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) All non-audit fees billed by KPMG and Deloitte for services rendered to the Registrant for the fiscal years ended December 31, 2025 and December 31, 2024 are disclosed in 4(b)-(d) above.

The following table shows the aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2025 and December 31, 2024:

Non-Audit Fees Billed to Barings and MassMutual:

	FYE 12/31/2025	FYE 12/31/2024
KPMG	$22,666,000	$22,496,000
Deloitte	N/A	2,755,098

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended December 31, 2025 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

(i) Not applicable.

(j) Not applicable.

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Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The independent members of the Audit Committee are as follows: Mr. Mark F. Mulhern, Mr. Thomas Okel, and Ms. Jill E. Olmstead.

(b) Not applicable.

Item 6. Investments.

(a)	A Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to the Registrant.

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Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its Adviser. A summary of Barings’ proxy voting policies and procedures is set forth below.

Summary of Barings’ Global Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes that, as a general principle, proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its independent third-party research provider (“Research Provider”). It is Barings’ Global Proxy Voting Policy to generally vote proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations; or (ii) instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures

If a Material Conflict is identified by an authorized investment person or designee (“Proxy Analyst”) or the Proxy Voting Team, the proxy will be submitted to the Governance and Conflicts Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

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No Barings associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or from a member of the Governance and Conflicts Committee and has disclosed any known Material Conflict.

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, except for those jurisdictions where written explicit delegation is required such as Hong Kong, Taiwan and South Korea, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, on the Barings website: https://www.barings.com/globalassets/2-assets/content/global-investment-policies/baringsglobal-proxy-voting-policy.pdf, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

Sean Feeley, Scott Roth, Craig Abouchar, Chris Sawyer and Adam Schauer serve as the Registrant’s portfolio managers (the “Portfolio Managers”) and are jointly and primarily responsible for the day-to-day management of the Registrant’s investment portfolio. The Portfolio Managers are supported by Barings’ investment teams and investment committees that originate, structure and underwrite opportunities that are consistent with the Registrant’s investment strategy. The primary investment committees that support the Portfolio Managers within the Registrant’s investment strategy are below, and certain Portfolio Managers may serve on one of more of the committees below:

•	Barings Global Private Finance Investment Committees

•	Barings U.S. High Yield Investment Committee

The Registrant’s investments are underwritten by the relevant investment team and subject to approval by the relevant Barings investment committee. Generally, a majority of the votes cast at a meeting at which a majority of the members of an investment committee are present is required to approve investments in new issuers. Barings believes that the individual and shared experience of the senior team members on its investment committees and its Portfolio Managers provides an appropriate balance of shared investment philosophy and difference of background and opinion. Once approved by the applicable Barings investment committee, the Portfolio Managers determine whether and in what amount the Registrant will invest in such investment subject to the Barings allocation policies in effect at such time and applicable to such investment.

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PORTFOLIO MANAGER. Sean Feeley serves as the President of the Registrant (since 2017) and was formerly a Vice President (from 2012-2017). Mr. Feeley is a portfolio manager for Barings’ U.S. High Yield Investment Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute.

PORTFOLIO MANAGEMENT TEAM. Mr. Feeley has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings and Baring Investment Services Limited investment professionals (together with the Portfolio Manager, the “Portfolio Team”).

Scott Roth serves as head of Global High Yield at Barings, and is responsible for the firm’s high yield bond, senior secured loans and multi-asset credit total return strategies. Mr. Roth is also the Chair of the Global High Yield Allocation Committee and U.S. High Yield Investment Committee, as well as a portfolio manager for various high yield bond and multi-asset credit portfolios. He has worked in the industry since 1993 and his experience has encompassed fund management, underwriting, leveraged loans and high yield. Prior to joining Barings in 2002, Mr. Roth was a vice president at Webster Bank and was a high yield analyst at Tower Square Capital Management. He also served as an underwriter at Chubb Insurance Company. Mr. Roth holds a B.B.A. from Western Michigan University, an M.B.A. from the Ross School of Business at University of Michigan and is a member of the CFA Institute.

Craig Abouchar is a member of Barings’ European High Yield Investments Group and the European High Yield Investment Committee. He is a lead portfolio manager for the firm’s European High Yield Bond business, and he is responsible for the portfolio management of numerous strategies. Mr. Abouchar has worked in the industry since 1994 and his experience has encompassed a focus on below-investment-grade assets across all investment types and geographic markets. Prior to joining Barings in 2016, he was Co-CEO, Europe of Castle Hill Asset Management. Prior to Castle Hill, Mr. Abouchar was a portfolio manager at Ignis Investment Management. He was also previously the chairman of the board of directors for the European High Yield Association. Mr. Abouchar holds a B.B.A. in Finance from Emory University, an M.B.A. in Finance and International Business from Columbia University and is a member of the CFA Institute.

Chris Sawyer is Head of Barings’ European High Yield Investments Group, as well as Chair of the firm’s European High Yield Investment Committee and member of the Global High Yield Allocation Committee. Mr. Sawyer is responsible for the portfolio management of several loan, high yield bond and multi-credit strategies. He has worked in the industry since 2005. Prior to joining the trading team in 2008, he was a member of the portfolio monitoring team where he was responsible for the ongoing credit analysis of individual portfolio assets. Mr. Sawyer holds a B.Sc. in Economics and Business Finance from Brunel University.

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Adam Schauer is a member of Barings’ U.S. High Yield Investments Group and is responsible for the portfolio management of various U.S., Global and ESG-focused strategies. Additionally, Mr. Schauer has an active role leading the development of ESG investment capabilities for the Global High Yield team. Previously, he was the Head of Client Portfolio Management for the Global High Yield Investments Group and was responsible for new product development, marketing and servicing existing high yield strategies. Mr. Schauer has worked in the industry since 2007. Prior to joining Barings in 2009, he served as an Investment Banking Analyst at Edgeview Partners focusing on merger and acquisition advisory services across a broad range of industries. Mr. Schauer holds a B.S.B.A. from the University of North Carolina at Chapel Hill with a concentration in Finance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant’s Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

Portfolio Team	Account Category	Total Number of Accounts	Approximate Total Asset Size[1,2]	Numbers of Accounts with Performance-Based Advisory Fee	Approximate Asset Size of Performance-Based Advisory Fee Accounts[1,2]
Sean Feeley	Registered Investment Companies	10	$5,271	0	$—
	Other Pooled Investment Vehicles	6	$4,860	0	$—
	Other Accounts	21	$4,174	0	$—
Scott Roth	Registered Investment Companies	4	$1,107	0	$—
	Other Pooled Investment Vehicles	17	$10,178	0	$—
	Other Accounts	25	$6,725	0	$—
Craig Abouchar	Registered Investment Companies	0	$—	0	$—
	Other Pooled Investment Vehicles	7	$8,777	0	$—
	Other Accounts	16	$4,105	0	$—
Chris Sawyer	Registered Investment Companies	2	$262	0	$—
	Other Pooled Investment Vehicles	15	$12,530	0	$—
	Other Accounts	15	$3,230	0	$—
Adam Schauer	Registered Investment Companies	1	$445	0	$—
	Other Pooled Investment Vehicles	8	$1,340	0	$—
	Other Accounts	6	$1,327	0	$—

1	Account assets have been calculated as of December 31, 2025.
2	Account size in millions.

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MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee. To address this conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such cross-trade is consistent with Barings’ fiduciary obligations to act in best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transactions, and is in compliance with applicable legal and regulatory requirements. Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

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Loan Origination Transactions: Other than transactions related to the Global Private Finance Group, while Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. This includes, but is not limited to, the ability of Barings to invest client assets in debt instruments or equity instruments for issuers where (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates have a different equity interest and / or a different debt instrument in the issuer or an affiliate thereof. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings

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advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address the conflicts, Barings has adopted a Global Side by Side

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Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale and Other Similar Transaction Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy.

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As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.

Base Salary

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus - Short Term Incentive (STI)

The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a portfolio manager, (ii) financial performance of Barings, (iii) client satisfaction and (iv) living our values. STI is typically paid in February/March following the performance year for which the award is based.

Long-Term Incentives (LTI)

Barings’ long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will generally result in a forfeiture of unvested LTI awards.

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BENEFICIAL OWNERSHIP: As of December 31, 2024, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Sean Feeley	$100,001-$500,000
Craig Abouchar	$0
Scott Roth	$10,001-$50,000
Chris Sawyer	$0
Adam Schauer	$100,001-$500,000

*Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Exchange Act. (Shares “beneficially owned” include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings’ non-qualified deferred compensation plan for certain officers of Barings (the “Plan”). The Plan has an investment option that derives its value from the market value of the Registrant’s shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant’s shares.)

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable for this filing.

Item 16. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities for the year ended December 31, 2025.

SECURITIES LENDING ACTIVITIES
Gross income from securities lending activities	$70,004
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fee is included in the revenue split	$0
Indemnification fee is included in the revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$70,004

Through an agreement with the Registrant, the securities lending agent may lend out securities the Registrant has pledged as collateral on the credit facility. In return, the Registrant receives additional income that is netted against the interest charged on the outstanding credit facility balance.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable for this filing.

(b) Not applicable for this filing.

Item 19. Exhibits.

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable.

(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). Filed herewith.

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(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5)

Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Barings Global Short Duration High Yield Fund

By (Signature and Title)*	/s/ Sean Feeley
Sean Feeley, President (Principal Executive Officer)

Date	3/9/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Feeley
Sean Feeley, President (Principal Executive Officer)

Date	3/9/2026

By (Signature and Title)*	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer (Principal Financial Officer)

Date	3/9/2026

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